Filed under Rule 497(e)
Registration No. 333-08653

SEASONS SERIES TRUST

(the “Trust”)

Supplement dated December 14, 2022, to the Trust’s

Statement of Additional Information (“SAI”), dated July 29, 2022,

as supplemented and amended to date

Effective immediately, the information included in the section of the Trust’s SAI entitled “SUPPLEMENTAL INFORMATION ABOUT THE PASSIVELY-MANAGED INDEX PORTIONS OF CERTAIN PORTFOLIOS” is deleted in its entirety and replaced with the following:

The SA Multi-Managed Diversified Fixed Income Portfolio, SA Multi-Managed International Equity Portfolio, SA Multi-Managed Large Cap Growth Portfolio, SA Multi-Managed Large Cap Value Portfolio, SA Multi-Managed Mid Cap Growth Portfolio, SA Multi-Managed Mid Cap Value Portfolio and SA Multi-Managed Small Cap Portfolio each have a passively-managed portion of the respective Portfolio that is designed to track an index or subset of an index. PineBridge is responsible for managing the passively-managed portion of the SA Multi-Managed Diversified Fixed Income Portfolio. SunAmerica is responsible for managing the passively-managed index portions of the SA Multi-Managed International Equity Portfolio, SA Multi-Managed Large Cap Growth Portfolio, SA Multi-Managed Large Cap Value Portfolio, SA Multi-Managed Mid Cap Growth Portfolio, SA Multi-Managed Mid Cap Value Portfolio and SA Multi-Managed Small Cap Portfolio (collectively, the “SunAmerica Index Portfolios”). SunAmerica is an indirect wholly-owned subsidiary of Corebridge, a subsidiary of AIG. In connection with SunAmerica’s management of the passively-managed portions of the SunAmerica Index Portfolios, each of the SunAmerica Index Portfolios may trade in AIG and/or Corebridge stock if such stock is represented in the applicable target index.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SSTSAI-SUP1.1 (12/22)